January 22, 2008

MARKETOCRACY FUNDS

Supplement to Statement of Additional Information of
Marketocracy Masters 100SM Fund (the “Fund”)
Dated October 26, 2007

At a Special Meeting of Shareholders of Marketocracy Funds (the “Trust”) held on January 11, 2008, the shareholders of the Trust approved the election of Mr. Thomas M. Shannon as an Independent Trustee of the Trust.  The shareholders of the Trust also approved the election of Ms. Ashley E. Boren as an Independent Trustee of the Trust.  Ms. Boren has served as Independent Trustee since her appointment by the Board of Trustees (the “Board”) in August 2004 following her nomination by the then-Independent Trustees.  The election of Mr. Shannon and Ms. Boren is effective as of January 11, 2008.  Effective January 16, 2008, the Board, including a majority of the Independent Trustees, has appointed Mr. Shannon as a member of the Board’s Audit Committee, Nominating Committee and Valuation Committee.  Additionally, Mr. William J. Scilacci, an Independent Trustee of the Trust, has retired from the Board effective January 11, 2008.

The following disclosures in the “Trustees and Officers” section of the Fund’s Statement of Additional Information have been revised to reflect the election of Mr. Shannon as an Independent Trustee and the retirement of Mr. Scilacci:

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request.  Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer.  The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties.

Following is a table listing the Trustees and executive officers of the Trust and their principal occupation over the last five years.  The Trustees who are not interested persons of the Trust or the Adviser as that term is defined under the 1940 Act (“Independent Trustees”) are listed first.

Independent Trustees
Name and Address	Age	Position Term, and length of time served[1]	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeships/ Directorships held by Trustee
Ashley E. Boren 1200 Park Place Suite 100 San Mateo, CA 94403	46	Trustee since August 2004	Executive Director, Sustainable Conservation, a non- profit environmental organization (1997 - Present)	1	Robert and Patricia Switzer Foundation (2002 - Present); Board Member, California State Board of Food and Agriculture (2005 – Present)

Name and Address	Age	Position Term, and length of time served[1]	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeships/ Directorships held by Trustee
Arthur L. Roth 1200 Park Place Suite 100 San Mateo, CA 94403	82	Trustee, Chairman of Board since 1999	Retired; Director, Levi Strauss & Co., a clothing manufacturer, and CEO of its women’s wear division (1949 to 1973); CEO, PharmChem Laboratories, a national drug testing firm (1981 to 1987).	1	None
Thomas M. Shannon 1200 Park Place Suite 100 San Mateo, CA 94403	55	Trustee since January 2008	President, Enshallah Inc., a real estate and brokerage firm (1996 - Present)	1	None

Interested Trustees and Officers
Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
*Kendrick W. Kam 1200 Park Place Suite 100 San Mateo, CA 94403	47	Trustee, President and Treasurer since December 1999.	President, Marketocracy, Inc. (1999-present), President and Vice President, Marketocracy Capital Management LLC (2000 to present), Ingenuity Capital Management LLC (July 1999 to 2004).	1	None
Garett Lindgren 615 East Michigan Street Milwaukee, WI 53202	41	Secretary since August 2007	Fund Administration, U.S. Bancorp Fund Services, LLC (2005 – Present)	N/A	N/A
*
Kendrick W. Kam, as an affiliated person of both Marketocracy Capital Management LLC and Ingenuity Capital Management LLC, the Trust’s investment advisers, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Compensation

For their service as Trustees, the Independent Trustees receive a fee of $1,000 per quarter from the Administrator, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  The Trustees’ fees are not paid by the Trust or the Fund.  The sole interested Trustee of the Trust receives no compensation for his service as Trustee.  The table below details the amount of compensation received by the Trustees for the fiscal year ended June 30, 2007.  None of the Trust’s executive officers receives compensation for serving as such.  The table reflects the aggregate compensation paid by the Administrator to the Trustees, who oversee one Fund.

Name and Position	Aggregate Compensation Paid to Trustees	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Ashley E. Boren	$5,000	None	None	$5,000

Kendrick W. Kam *	None	None	None	None

Arthur L. Roth	$5,000	None	None	$5,000

William J. Scilacci***	$5,000	None	None	$5,000

Thomas M. Shannon***	None	None	None	None

*This Trustee is deemed to be an interested person as defined in the 1940 Act.
**The Independent Trustees are paid for their services by the Administrator.
***Mr. Scilacci has retired from the Board effective January 11, 2008. Mr. Shannon did not serve as a Trustee during the fiscal year ended June 30, 2007.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of June 30, 2007:

Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Funds (1)

Name of Trustee	Masters 100 Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Ashley E. Boren Independent Trustee	A	A
Kendrick W. Kam Interested Trustee	D	D
Arthur L. Roth Independent Trustee	C	C
William J. Scilacci(2) Independent Trustee	B	B
Thomas Shannon Independent Trustee (2)	N/A	N/A
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2) Mr. Scilacci has retired from the Board, effective January 11, 2008.  Mr. Shannon did not serve as a Trustee during the fiscal year ended June 30, 2007.

As of June 30, 2007, none of the Independent Trustees or members of their immediate families owned any securities of the Adviser, Rafferty Capital Markets, Inc. (the “Distributor”) or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.  During the two most recently completed calendar years, none of the Independent Trustees or members of their immediate families conducted any transactions (or series of transactions) with the Adviser, Distributor or any affiliate of the Adviser or Distributor in which the amount involved exceeded $120,000.

Please retain this Supplement with your Statement of Additional Information.